UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2007

PHYSICIANS REMOTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

                       Florida                                  333-131599                      22-3914075

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S. Employer                                                                                                        Identification No.)

64 Secretariat Court, Tinton Falls, New Jersey 07724_____07724___

(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (732) 676-6030

____________________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

We issued the following press release on July 30, 2007:

VoxTech Products Now Offers Financial Packages For Dr Speak™ Telephone Medical Billing Software

TINTON FALLS, N.J.--(BUSINESS WIRE)--Physicians Remote Solutions (OTCBB: PHYU) today announced that its wholly owned subsidiary VoxTech Products, Inc., a software company with a telephone-based medical billing software system called Dr Speak™ (www.Drspeak.com: <http://www.Drspeak.com ), will offer customers a financing option through Lehigh Capital Access, Inc.

Dr Speak has been designed to provide medical professionals the ability to immediately process medical claims from the office, hospital, clinic or home. The software works through the user’s own computer and touch tone phone, allowing claims to be created at any time or location using voice recognition technology. Medical professionals purchasing the Dr Speak software can now select financing terms of up to 36 months, subject to meeting Lehigh Capital’s credit requirements.

“We’re pleased to provide VoxTech Products with the resources to offer its customers the option of acquiring the Dr Speak software with a financing option,” said Daniel A. Posipanko, Lehigh Capital Access, Inc. “Now doctors throughout the United States who wish to take advantage of Dr. Speak can make small monthly payments instead of a one time, lump sum purchase.”

The Dr Speak system was created in response to the frustration experienced by a doctor who wanted a better, faster more streamlined and more affordable medical billing software solution than was currently being offered in the marketplace. No sales of the software have yet been made.

The Dr Speak medical billing software package has a retail price of $1,995. Visit www.DrSpeak.com: <http://www.DrSpeak.com or call toll-free (877) 412-0871 for more information.

Statements that describe VoxTech Products, Inc.’s future plans, objectives or goals are forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "expects," "anticipates" or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties, including market acceptance of the Dr. Speak software.

We do not intend to make any further amendments or supplements to our registration statement on Form SB-2 or the related prospectus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHYSICIANS REMOTE SOLUTIONS, INC.

Date: August 2, 2007

By: /s/ Christopher LaRose

---------------------------

Christopher LaRose

Chef Executive Officer

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